UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2007

TELANETIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51995	77-0622733
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6197 Cornerstone Court E, Suite 108 San Diego, California 92121
(Address of principal executive offices)

(858) 362-2250
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed by Telanetix, Inc. (the "Company" or "Telanetix"), with the Securities and Exchange Commission on April 4, 2007 (the "Initial 8-K"), announcing its acquisition of all of the stock of two corporations which own all of the membership interests in AVS Installation Limited Liability Company and Union Labor Force One Limited Liability Company (together, "AVS").

As permitted under Items 9.01(a) and (b) of Form 8-K, in the Initial 8-K, Telanetix indicated that it would file financial statements and pro forma financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Initial 8-K must have been filed.  This Form 8-K/A amends the Initial 8-K to include the financial statements required by Item 9.01.  The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

This Form 8-K/A amends the Initial 8-K to include the financial statements required by Item 9.01 pertaining to the Company's acquisition of AVS. The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

The following financial statements of AVS are being filed with this report as Exhibit 99.1:

•	Independent Auditors' Report;
•	Combined Balance Sheet as of December 31, 2006;
•	Combined Statement of Operations and Members’ Capital for the year ended December 31, 2006;
•	Combined Statements of Cash Flows for the year ended December 31, 2006;
•	Notes to Combined Financial Statements;
•	Combined Balance Sheet as of March 31, 2007 (Unaudited);
•	Combined Statement of Operations and Members’ Deficit for the three months ended March 31, 2007 (Unaudited);
•	Combined Statement of Cash Flows for the three months ended March 31, 2007(Unaudited);
•	Notes to Combined Financial Statements (Unaudited).

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.2:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2007;
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2007;
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006; and
•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what Telanetix's financial position or results of operations actually would have been had Telanetix completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

(c)	Not Applicable.
(d)	Exhibits

No.           Description

23.1	Consent of Rosenberg Rich Baker Berman & Company
99.1	Financial Statements listed in Item 9.01(a)
99.2	Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELANETIX, INC.

Dated: June 14, 2007	By:	/s/ Thomas A. Szabo
Thomas A. Szabo Chief Executive Officer